SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ---------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                               January 15, 2004
               Date of report (Date of earliest event reported)


                     Lehman ABS Corporation, on behalf of:
       Corporate Bond-Backed Certificates, Series 1997-Bellsouth-1 Trust



          Delaware                    033-73438-13               13-7153355
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
     of Incorporation)                  Number)             Identification No.)



                                                                  10019

745 7th Avenue                                                 (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                (212) 526-7000
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



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The Corporate Bond-Backed Certificates, Series 1997-Bellsouth-1 Trust, which we refer to herein as the "Trust" was formed pursuant to the Standard Terms for Trust Agreements, dated as of February 25, 1996, as supplemented by the Series Supplement in respect of the Trust dated as of December 16, 1997.

Item 5.  OTHER EVENTS

On January 15, 2004, distributions were made to the holders of the certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The BellSouth Corporation, the guarantor of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by BellSouth Corporation, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Lehman ABS nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting BellSouth Capital Funding Corporation, the issuer of the underlying securities, BellSouth Corporation or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit was filed as part of this report:

     99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1997-Bellsouth-1 Trust for the period ending January 15, 2004.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 15, 2004


                                            Lehman ABS Corporation

                                            By: /s/ Paul Mitrokostas
                                                ---------------------
                                            Name:  Paul Mitrokostas
                                            Title: Senior Vice President



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                                 EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

     99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1997-Bellsouth-1 Trust for the period ending January 15, 2004.



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